UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 23, 2003




                        PIONEER NATURAL RESOURCES COMPANY
                       -----------------------------------
             (Exact name of Registrant as specified in its charter)



          DELAWARE                      1-13245               75-2702753
-------------------------------       ------------       ---------------------
(State or other jurisdiction of        Commission          (I.R.S. Employer
incorporation or organization)         File Number       Identification Number)



5205 N. O'CONNOR BLVD., SUITE 1400, IRVING, TEXAS               75039
-------------------------------------------------            -----------
    (Address of principal executive offices)                  (Zip code)



       Registrant's Telephone Number, including area code : (972) 444-9001


                                 Not applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)



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                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                         Page

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits:

         (c)  Exhibits...............................................      3

Item 9.  Regulation FD Disclosure....................................      3

Signatures...........................................................      4

Exhibit Index........................................................      5




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                        PIONEER NATURAL RESOURCES COMPANY


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c)   Exhibits

             99.1   News Release dated January 23, 2003
             99.2 Supplemental schedule attachment to news release dated January 23, 2003
             99.3   News Release dated January 23, 2002

ITEM 9.      REGULATION FD DISCLOSURE

       The information in this document includes forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, and the business prospects of Pioneer Natural Resources Company (the "Company") are subject to a number of risks and uncertainties which may cause the Company's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of oil and gas prices, product supply and demand, competition, international operations and associated international political and economic instability, government regulation or action, foreign currency valuation changes, foreign government tax and regulation changes, litigation, the costs and results of drilling and operations, the Company's ability to replace reserves, implement its business plans, or complete its development projects as scheduled, access to and cost of capital, uncertainties about estimates of reserves, quality of technical data, environmental and weather risks. These and other risks are described in the Company's 2001 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q that are available from the Company or the Securities and Exchange Commission.

       On January 23, 2003, the Company issued a news release that is attached hereto as exhibit 99.1. The news release announced the Company's proved reserves as of December 31, 2002, and related reserve replacement and finding cost statistics for the one-, three- and five-year periods ended December 31, 2002; announced the Company's 2003 capital budget and growth plan; and provided a supplemental schedule, that is attached hereto as exhibit 99.2, of proved reserves and costs incurred detail information as of and for the year ended December 31, 2002.

        On January 23, 2003, the Company also issued a news release that is attached hereto as exhibit 99.3. The news release attached hereto as exhibit
99.3 announced that the Company and Woodside Energy (USA) Inc., a subsidiary of Woodside Energy Ltd. of Australia, have agreed to a joint exploration program for a two-year campaign over the shallow-water Texas Shelf region of the Gulf of Mexico.

                                       3






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                        PIONEER NATURAL RESOURCES COMPANY

                               S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PIONEER NATURAL RESOURCES COMPANY




Date:  January 23, 2003        By:    /s/ RICHARD P. DEALY
                                    -------------------------------------------
                                    Richard P. Dealy
                                    Vice President and Chief Accounting Officer



                                       4




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                        PIONEER NATURAL RESOURCES COMPANY

                                  EXHIBIT INDEX


Exhibit No.       Description

   99.1*          News Release dated January 23, 2003
   99.2*          Supplemental schedule attachment to news release dated January
                  23, 2003
   99.3*          News Release dated January 23, 2003



-------------
* filed herewith



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